DELAWARE POOLED® TRUST

The Select 20 Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus
dated February 28, 2013

The following is added to the section entitled “Who manages the Portfolio? – Investment manager”:

Delaware Investments has signed an agreement with its Focus Growth Team to establish a new joint venture called Jackson Square Partners.  Delaware Management Company intends to seek Board approval to appoint Jackson Square Partners as the sub-advisor to the Portfolio and to authorize a proxy solicitation to obtain the requisite shareholder approval.  If the new sub-advisory arrangements are not approved, Delaware Management Company will pursue an alternative recommendation and the Portfolio’s Board of Trustees will determine an appropriate course of action.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated February 18, 2014.